The UBS Funds

Prospectus Supplement

Includes:
•	UBS Dynamic Alpha Fund
•	UBS Global Allocation Fund
•	UBS International Sustainable Equity Fund
•	UBS U.S. Large Cap Equity Fund
•	UBS U.S. Small Cap Growth Fund
•	UBS Municipal Bond Fund
•	UBS Total Return Bond Fund

October 10, 2017

Dear Investor,

The purpose of this supplement is to update certain information for The UBS Funds (the "Trust"). This supplement discloses additional information with respect to eligible investors for Class P shares.

Effective immediately, the Prospectus is hereby revised as follows:

Under the sub-caption "Sales Charge waivers for Class A and Class C shares" beginning on page 72 of the Prospectus, the following is included as an additional category of purchasers for which the Funds' front-end sales charges will not apply to Class A purchases:

11.
Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Under the section captioned "Managing your fund account" and sub-captioned "Class P shares" on pages 75-77 of the Prospectus, the second to last bullet point is revised as follow:

•
Investors who are clients of a fee-based advisory program with a financial intermediary that has entered into a dealer agreement with UBS AM (US), including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US);

The following section is added following the first paragraph on page 78 of the Prospectus:

A note about financial intermediary fee based advisory programs – intermediary directed share class conversions

Class A or Class C shares of a Fund held through a financial intermediary may be converted into Class P shares of the same Fund at net asset value per share (the "Conversion").  Class A and Class C shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the Fund's transfer agent as a share class conversion.  To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A or Class C shares into Class P shares if the Class A shares or Class C shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Shareholders that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless such shareholder otherwise meets eligibility requirements of the share class.  Additionally, shareholders no longer participating in a fee based advisory program may be required by the shareholder's financial intermediary to covert the existing Class P shares to Class A shares of the Fund.

Shareholders converting from Class A and Class C shares into Class P shares of the Fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees.  It is generally expected that the Conversion  will be tax-free for federal income tax purposes, which means former Class A and Class C shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-917